Related Parties	12 Months Ended
Dec. 31, 2012
Related Parties

35. Related Parties

Janssen AI

Janssen AI, a newly formed subsidiary of Johnson & Johnson, acquired substantially all of the assets and rights related to the AIP with Wyeth (which has been acquired by Pfizer) in September 2009. In consideration for the transfer of these assets and rights, we received a 49.9% equity interest in Janssen AI which was recorded as an equity method investment. For additional information relating to our equity method investment, refer to Note 9.

Following the divestment of the AIP business to Janssen AI in September 2009, we provided administrative, I.T., and R&D transition services to Janssen AI, and recorded fees of $3.7 million in 2010 related to these transition services. These activities ceased in December 2010, with the exception of I.T. related services which ceased in 2011. We received sublease rental income of $2.4 million in 2012 (2011: $2.2 million, 2010: $2.3 million) from Janssen AI in respect of agreements for office and laboratory space in South San Francisco and office space in Dublin. The total expense in 2012 relating to equity-settled share based awards held by former Elan employees that transferred to Janssen AI was $1.5 million (2011: $2.4 million; 2010: $0.4 million).

Alkermes plc

In connection with the divestment of our EDT business on September 16, 2011, we received $500.0 million in cash consideration and 31.9 million ordinary shares of Alkermes plc, which represented approximately 25% of the equity of Alkermes plc at the close of the transaction. Our equity interest in Alkermes plc was recorded as an equity method investment on the Consolidated Balance Sheet at an initial carrying value of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction.

On March 13, 2012, we announced that we had sold 24.15 million of the ordinary shares that we held in Alkermes plc for net proceeds of $380.9 million after deduction of underwriter and other fees. Following this sale, we continued to own 7.75 million ordinary shares of Alkermes plc, representing approximately 6% of the ordinary shares of Alkermes plc.

On January 31, 2013, we announced that we had agreed to sell all of our remaining 7.75 million ordinary shares of Alkermes plc. The sale closed on February 6, 2013 and we received proceeds of $169.7 million.

Following the divestment of the EDT business to Alkermes plc, we provided administrative and I.T. transition services to Alkermes plc, and recorded fees of $0.3 million in 2012 (2011: $1.1 million) related to these transition services. At December 31, 2012, there was no balance owing to us from Alkermes plc (2011: $1.9 million).

Prothena Corporation, plc

On December 20, 2012, we completed the separation of the Prothena Business, into a new, publicly traded company incorporated in Ireland. The issued share capital of Prothena was admitted to trading on the NASDAQ Global Market on December 21, 2012. The separation of the Prothena Business from Elan was completed through a demerger under Irish law. The demerger was effected by Elan transferring our wholly-owned subsidiaries that comprised the Prothena Business to Prothena, in exchange for Prothena issuing Prothena ordinary shares directly to Elan shareholders, on a pro rata basis. Prothena’s issuance of its outstanding shares constituted a deemed in specie distribution by Elan to its shareholders. Each Elan shareholder received one Prothena ordinary share for every 41 Elan ordinary shares or Elan ADSs held.

Immediately following the separation of the Prothena Business, a wholly owned subsidiary of Elan subscribed for 3.2 million newly-issued ordinary shares of Prothena, representing 18% of the outstanding ordinary shares of Prothena. This investment has been recorded as an available-for-sale investment on the Consolidated Balance Sheet at an initial fair value of $22.9 million. In connection with the separation of the Prothena Business, we made a cash distribution Prothena, which together with the consideration for 18% of Prothena’s outstanding ordinary shares, totaled $125.0 million. See Note 17 for further details of the available for sale investment.

On December 20, 2012, we entered into a Transition Services Agreement for a period of six months post separation and in no event later than December 31, 2013, with Prothena pursuant to which Prothena and we will provide each other with specified services, including Chemistry Manufacturing and Controls (CMC)/quality assurance, information services, IT services, facilities services, company secretarial services, finance services, legal services, compliance services and human relations services. We also entered a Research and Development Services Agreement with Prothena under which Prothena will provide certain research and development services to Elan for a minimum of two years and for a minimum fixed charge of $0.5 million per annum.

We did not earn or incur any fees related to the Transition Services Agreement or the Research and Development Services Agreement during 2012.

Transactions with Directors

Except as set out below, there are no service contracts in existence between any of the directors and Elan:

Non-Executive Directors’ Terms of Appointment

Period	Three-year term which can be extended by mutual consent, contingent on satisfactory performance and re-election at the Annual General Meeting (AGM).

Termination	By the director or the Company at each party’s discretion without compensation.

Fees	Board Membership Fees
	Chairman’s Fee	$150,000	(1)
	Director’s Fee	$55,000	(2)

	Additional Board/Committee Fees
	Lead Independent Director’s Fee	$20,000
	Audit Committee Chairman’s Fee	$25,000	(3)
	Audit Committee Member’s Fee	$15,000
	Other Committee Chairman’s Fee	$20,000	(3)
	Other Committee Member’s Fee	$12,500

Equity	Non-executive directors are entitled to be considered for an annual equity award, based on the recommendation of the LDCC and supported by the advice of the LDCC’s compensation consultants. Such equity awards are normally granted in February of each year and are currently made in the form of RSUs. The awards to be made in February 2013 will have the following grant date fair values:

	Chairman	$400,000	(1)
	Other non-executive directors	$200,000	(2)

Expenses	Reimbursement of travel and other expenses reasonably incurred in the performance of their duties.

Time commitment	Five scheduled in-person board meetings, the AGM and relevant committee meetings depending upon board/committee requirements and general corporate activity.

	Non-executive board members are also expected to be available for a number of unscheduled board and committee meetings, where applicable, as well as to devote appropriate preparation time ahead of each meeting.

Confidentiality	Information acquired by each director in carrying out their duties is deemed confidential and cannot be publicly released without prior clearance from the chairman of the board.

(1)

The chairman’s compensation for 2013 consists of a fee of $150,000 (2012: $150,000) and RSUs with a grant date fair value of $400,000 (2012:$400,000), amounting to a total value of $550,000 in 2013 (2012: $550,000). The chairman does not receive additional compensation for sitting on board committees.

(2)

Non-executive directors can elect to receive their fee payments in the form of RSUs, which will vest on the earlier of 90 days after their retirement from the Board or 10 years. In 2012, Dr. Ekman (retired December 7, 2012), Mr. McGowan, Mr. McLaughlin and Dr. von Eschenbach elected to receive all or part of their fee payments in the form of RSUs.

(3)	Inclusive of committee membership fee.

Mr. Martin

On January 7, 2003, we and Elan Pharmaceuticals, Inc. (EPI) entered into an agreement with Mr. Martin such that Mr. Martin was appointed president and CEO effective February 3, 2003.

Effective December 7, 2005, we and EPI entered into a new employment agreement with Mr. Martin, under which Mr. Martin continued to serve as our CEO with an initial base annual salary of $798,000. Under the 2003 agreement, Mr. Martin was eligible to participate in our annual bonus plan, performance-based stock awards and merit award plans. Under the new agreement, Mr. Martin was granted an option to purchase 750,000 Ordinary Shares with an exercise price per share of $12.03, vesting in three equal annual instalments (the 2005 Options). Mr. Martin’s employment agreement was amended on December 19, 2008 to comply with the requirements of Section 409A of the IRC.

On June 2, 2010, Elan and Mr. Martin agreed to amend his 2005 employment contract from an open-ended agreement to a fixed term agreement. Under this 2010 agreement, Mr. Martin committed to remain in his current role as CEO and director of the Company through to May 1, 2012. It was agreed that upon the completion of this fixed term Mr. Martin would then serve the board as executive adviser through to January 31, 2013. Under this amendment, Mr. Martin’s base salary was increased from $800,000 to $1,000,000 per year effective June 1, 2010, and when Mr. Martin moved to the role of executive adviser, his base salary was to be reduced to $750,000 per year, he would not be eligible for a bonus and he would resign from the board. However, as 2012 represented a significant transformational period for the Company, it was decided by the board that the Company and our shareholders would be best served by Mr. Martin continuing his leadership through this critical period and strategic inflection point. To that end, the board requested that Mr. Martin extend his tenure as the Elan CEO creating continuity and an opportunity to achieve further clarity for Elan’s strategic and financial path forward. Mr. Martin agreed to this request and the extension.

Effective April 30, 2012, we, EPI and Mr. Martin amended and restated Mr. Martin’s employment agreement. Under the amended and restated agreement, Mr. Martin’s term as CEO was extended indefinitely while his base salary remained at $1,000,000 per year, the vesting of his equity awards that were granted in February 2012 was accelerated to October 2012, the vesting of any equity awards granted in 2013 would receive partial acceleration upon termination of Mr. Martin’s employment, and Mr. Martin was awarded an option to purchase 486,000 shares (subsequently adjusted to 501,754 shares on December 20, 2012, in connection with the separation and distribution of the Prothena Business. Refer to Note 30 for additional information on the December 20, 2012, equity adjustments), with an exercise price per share of $13.79 (subsequently adjusted to $13.36 on December 20, 2012), and an RSU grant covering 81,000 shares (subsequently adjusted to 83,626 shares on December 20, 2012). The equity awards granted in April 2012 vest over a two year period.

In general, the amended and restated agreement, continues until Mr. Martin resigns, is involuntarily terminated, is terminated for cause or dies, or is disabled. Subject to certain conditions, if Mr. Martin’s employment is involuntarily terminated (other than for cause, death or disability), Mr. Martin leaves for good reason or Mr. Martin resigns on or after April 2, 2013, we will pay Mr. Martin a lump sum equal to two (three, in the event of a change in control) times his salary and target bonus. Similarly, most options will be exercisable until the earlier of (i) two years from the date of termination or (ii) tenth anniversary of the date of grant, or in the event of a change in control, the earlier of (i) three years from the date of termination or (ii) the tenth anniversary of the date of grant of the stock option.

In the event of such an involuntary termination (other than as the result of a change in control), Mr. Martin will, for a period of two years (three years in the event of a change in control), or, if earlier, the date Mr. Martin obtains other employment, continue to participate in our health and medical plans and we shall pay Mr. Martin a lump sum of $50,000 to cover other costs and expenses. Mr. Martin will also be entitled to career transition assistance and the use of an office and the services of a full-time secretary for a reasonable period of time not to exceed two years (three years in the event of a change in control).

In addition, if it is determined that any payment or distribution to Mr. Martin would be subject to excise tax under Section 4999 of the IRC, or any interest or penalties are incurred by Mr. Martin with respect to such excise tax, then Mr. Martin shall be entitled to an additional payment in an amount such that after payment by Mr. Martin of all taxes on such additional payment, Mr. Martin retains an amount of such additional payment equal to such excise tax amount.

The agreement also obligates us to indemnify Mr. Martin if he is sued or threatened with suit as the result of serving as our officer or director. We will be obligated to pay Mr. Martin’s attorney’s fees if he has to bring an action to enforce any of his rights under the employment agreement.

Mr. Martin is eligible to participate in the retirement, medical, disability and life insurance plans applicable to senior executives in accordance with the terms of those plans. He may also receive financial planning and tax support and advice from the provider of his choice at a reasonable and customary annual cost.

Mr. McLaughlin

In 2012, 2011 and 2010, Davy, an Irish based stock broking, wealth management and financial advisory firm, of which Mr. McLaughlin is deputy chairman, provided advisory services to the company. The total invoiced value of these services in 2012 was $1.3 million (2011: $0.2 million, 2010: $0.3 million), of which $1.1 million related to services rendered in relation to the offering of the 6.25% Notes.

In November 2011, the Company engaged an adult son of Mr. McLaughlin as a consultant in relation to the Company’s investor relations programs for a fixed period. The amount invoiced for these services in 2012 was €70,800 (2011: €11,800). Mr. McLaughlin’s son was not an executive officer of Elan and did not have a key strategic role within Elan. The consultancy arrangement terminated on June 30, 2012.

Dr. Selkoe

In July 2009, EPI entered into a consultancy agreement with Dr. Selkoe under which Dr. Selkoe agreed to provide consultant services with respect to the treatment and/or prevention of neurodegenerative and autoimmune diseases. Under the agreement we paid Dr. Selkoe a fee of $12,500 per quarter. The agreement was effective for three years unless terminated by either party upon 30 days written notice and superseded all prior consulting agreements between Dr. Selkoe and Elan. In July 2012, EPI and Dr. Selkoe agreed an amendment to the 2009 agreement which extended the term of the agreement to July 1, 2015 and increased the fee payable to $18,000 per quarter. Under the consultancy agreements, Dr. Selkoe received $61,000 in 2012 (2011: $50,000; 2010: $50,000).

Dr. Selkoe serves as a Company-nominated director of Janssen AI, a subsidiary of Johnson & Johnson in which Elan holds a 49.9% equity interest. In December 2010, Dr Selkoe entered into a consulting agreement with Johnson & Johnson Pharmaceutical Research & Development LLC. This agreement was amended in November 2011 to extend it until December 31, 2012. During 2011, Dr. Selkoe received a fee of $1,600 in respect of services provided under this agreement. On February 2, 2012, this consulting agreement was terminated.

Arrangements with Former Directors

Dr. Ekman

Effective December 31, 2007, Dr. Lars Ekman resigned from his operational role as president of R&D and continued to serve as a member of the board of directors of Elan in a non-executive capacity. Dr. Ekman retired from the board on December 7, 2012 in contemplation of his appointment as chairman of Prothena Corporation plc.

As part of Dr. Ekman’s retirement from executive duties, we agreed to make payments if we achieve certain milestones in respect of our Alzheimer’s disease program. To date none of the required milestones have been triggered and no payments have been made.

Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C.

On September 17, 2010, we entered into agreements with Mr. Schuler and Mr. Bryson whereby we agreed to pay to Mr. Schuler and Mr. Bryson the aggregate amount of $300,000 in settlement of all costs, fees and expenses incurred by them in respect of any and all matters relating to the Irish High Court litigation and the U.S. Securities and Exchange Commission (SEC) investigation of Mr. Schuler. Under the agreements, Mr. Schuler and Mr. Bryson agreed to resign from the board, and they subsequently resigned on October 29, 2010.

On June 8, 2009, we entered into an agreement with Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C. (an affiliate of Mr. Schuler and a shareholder of the Company) (collectively “the Crabtree Group”). Pursuant to this Agreement, we agreed to nominate Mr. Schuler and Mr. Bryson for election as directors of the Company at the 2009 AGM. Mr. Schuler and Mr. Bryson irrevocably agreed to resign as directors of the Company effective on the first date on which Mr. Schuler, Mr. Bryson and Crabtree Partners L.L.C. cease to beneficially own, in aggregate, at least 0.5% of the Company’s issued share capital. The Agreement also included a standstill provision providing that, until the later of December 31, 2009, amended to January 1, 2012, pursuant to the 2010 agreement, and the date that was three months after the date on which Mr. Schuler and Mr. Bryson cease to be directors of the Company, none of Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. or any of their respective affiliates would, among other things, acquire any additional equity interest in the Company if, after giving effect to the acquisition, Mr. Schuler, Mr. Bryson, Crabtree Partners L.L.C. and their affiliates would own more than 3% of the Company’s issued share capital. Finally, we agreed to reimburse the Crabtree Group for $500,000 of documented out-of-pocket legal expenses incurred by their outside counsel in connection with the Agreement and the matters referenced in the Agreement.

Dr. Bloom

On July 17, 2009, EPI entered into a consultancy agreement with Dr. Bloom under which Dr. Bloom agreed to provide consultant services to Elan with respect to the treatment and/or prevention of neurodegenerative diseases and to act as an advisor to the science and technology committee (the “2009 Agreement”). Effective July 17, 2011, the 2009 Agreement was extended for a further year (“the Amended Agreement”) and under which we would pay Dr. Bloom a fee of $12,500 per quarter. Effective July 17, 2012, Dr. Bloom’s Amended Agreement was renewed for a further 12 month period. As with its predecessor, this agreement can be terminated by either party upon 30 days written notice. Under the consultancy agreements, Dr. Bloom received $50,000 in 2012 (2011: $44,674).

Mr. Hasler

Effective October 1, 2012, Elan Pharmaceuticals GmbH entered into an employment agreement with Mr. Hasler under which Mr. Hasler was appointed our chief operating officer with an initial base annual salary of 600,000 CHF. Mr. Hasler is eligible to participate in our annual bonus plan. Mr. Hasler was awarded an option to purchase 375,000 shares vesting in three annual instalments. Mr. Hasler resigned from the board in October 2012 in connection with his appointment as chief operating officer.

External Appointments and Retention of Fees

The Company recognizes that executive directors (and senior management) may be invited to take up non-executive directorships, public sector and/or not-for-profit appointments, and that these can broaden the experience and knowledge of the individual, from which the Company can benefit. Executive directors (and senior management) may, subject to approval, accept external appointments as non-executive directors of other companies and retain any related fees paid to them.